UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 2, 2008

(Date of earliest event reported)

Access Integrated Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51910	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Madison Avenue, Suite 300, Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

973-290-0080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01.	Entry into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01	Financial Statements and Exhibits

Signatures

Item 1.01.	Entry into a Material Definitive Agreement.

On April 2, 2008, Access Integrated Technologies, Inc. (together with its subsidiaries, the “Company”) announced that its subsidiary, Christie/AIX, Inc., completed an interest rate swap (the “Swap”) with HSBC Bank USA, National Association, as counterparty under a 2002 ISDA Master Agreement dated as of April 2, 2008 (the “Master Agreement”), as supplemented by a schedule (the “Schedule”) and confirmation (the “Confirmation”) related thereto. The Swap contains customary representations and warranties and covenants and may be terminated prior to its expiration, including as a result of the prepayment of the Company's senior credit facility with General Electric Capital Corporation (the “Credit Facility”).

The Company entered into the Swap, arranged by GE Corporate Financial Services, which will take effect commencing August 1, 2008 and will terminate on August 1, 2010, in accordance with the terms of the Credit Facility in order to hedge the floating rate interest risk for 90% of the amount outstanding thereunder. The Company is required to make monthly payments to the counterparty based on a fixed rate of interest on a notional amount in exchange for receiving floating payments from the counterparty based on a LIBOR rate plus the applicable margin. The interest rate swap effectively fixes the annual interest rate payable on 90% of the Company’s debt under the Credit Facility at 7.3%.

The descriptions of the Master Agreement, the Schedule and the Confirmation set forth above are qualified in their entirety by reference to the Master Agreement, the Schedule and the Confirmation, which are attached as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

On April 2, 2008, the Company issued a press release relating to the Swap, a copy of which is attached hereto as Exhibit 99.1.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit Number	Description
	10.1	2002 ISDA Master Agreement between HSBC Bank USA, National Association and Christie/AIX, Inc. dated as of April 2, 2008.
	10.2	Schedule to the 2002 ISDA Master Agreement between HSBC Bank USA, National Association and Christie/AIX, Inc. dated as of April 2, 2008.
	10.3	Swap Transaction Confirmation from HSBC Bank USA, National Association to Christie/AIX, Inc. dated as of April 2, 2008.
	99.1	Press Release dated April 2, 2008.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of April 8, 2008

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	Senior Vice President—Business Affairs, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	2002 ISDA Master Agreement between HSBC Bank USA, National Association and Christie/AIX, Inc. dated as of April 2, 2008.
10.2	Schedule to the 2002 ISDA Master Agreement between HSBC Bank USA, National Association and Christie/AIX, Inc. dated as of April 2, 2008.
10.3	Swap Transaction Confirmation from HSBC Bank USA, National Association to Christie/AIX, Inc. dated as of April 2, 2008.
99.1	Press Release dated April 2, 2008.

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